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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2002


                         HIGHLANDS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                       1-14028               75-2370945
(State or other jurisdiction             (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


             1000 Lenox Drive, Lawrenceville, New Jersey 08648-0426
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-1921


                                 Not applicable
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

      On October 31, 2002, Highlands Insurance Group, Inc. (the "Company") and certain of its wholly owned subsidiaries commenced voluntary bankruptcy cases (the "Bankruptcy Cases") under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Company continues to manage its business as a debtor-in-possession. On November 1, 2002, the Company submitted to the Securities and Exchange Commissioner (the "SEC") a written request (the "Request") for permission to file monthly operating reports (the "Monthly Reports"), which it is required to file with the U.S. Bankruptcy Trustee and the Bankruptcy Court in connection with the Bankruptcy Cases, during the pendency of the Bankruptcy Cases in lieu of the reports it would otherwise file as required by the Securities Exchange Act of 1934, as amended. The initial Monthly Report includes a cash flows projection for the Company. This projection does not reflect cash or cash flow of any non-debtor subsidiaries of the Company, including the Company's insurance company subsidiaries. The Company submitted to the SEC a written supplement to the Request on November 14, 2002.

      The Company's initial Monthly Report was filed by the Company with the Bankruptcy Court on November 22, 2002, and is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         Exhibit No.       Description
         -----------       -----------
              99.1         Initial Monthly Operating Report filed by the Company
                           with the United States Bankruptcy Court for the
                           District of Delaware on November 22, 2002.

FORWARD LOOKING STATEMENTS

      Except for historical information, this Form 8-K contains certain forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth, and other risks listed from time to time in the Company's Securities and Exchange Commission (SEC) filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HIGHLANDS INSURANCE GROUP, INC.



Dated:  November 25, 2002                 By:   /s/ Stephen L. Kibblehouse
                                                --------------------------------
                                                Stephen L. Kibblehouse, Chief
                                                 Executive Officer
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                                INDEX TO EXHIBITS

         Exhibit No.       Description
         -----------       -----------
              99.1         Initial Monthly Operating Report filed by the Company
                           with the United States Bankruptcy Court for the
                           District of Delaware on November 22, 2002.